PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

NINTH AMENDMENT TO AMENDED AND RESTATED
PRIVATE LABEL CONSUMER CREDIT CARD PROGRAM AGREEMENT

This NINTH AMENDMENT TO AMENDED AND RESTATED PRIVATE LABEL CONSUMER CREDIT CARD PROGRAM AGREEMENT (this “Amendment”) is made and entered into this 29th day of June, 2011, by and between GE Money Bank (“Bank”), and Select Comfort Corporation (“Select Comfort”) and Select Comfort Retail Corporation (“SCRC” and collectively with Select Comfort “Retailer”) to amend that certain Amended and Restated Private Label Consumer Credit Card Program Agreement dated as of December 14, 2005 (as amended, modified and supplemented from time to time, the “Agreement”) among such parties.  Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement.

WHEREAS, Bank and Retailer are parties to the Agreement, and it is their mutual desire that the Agreement be amended in accordance with the terms and conditions set forth herein, including, without limitation, to extend the Term of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

I.           AMENDMENTS TO AGREEMENT

1.1           Amendment to Section 3.5(a).  Section 3.5(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a)           The Program Fee Percentages available under the Program as of the Ninth Amendment Effective Date are set forth on Schedule 3.5.

1.2           Amendment to Section 3.5(b).  The first sentence of Section 3.5(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

Beginning at the first anniversary of the Ninth Amendment Effective Date and as of the end of each twelve (12) month period thereafter during the Term, Bank, in conjunction with Retailer, will review and evaluate the effectiveness of the Program generally (including the credit based promotion sales mix, the overall level of sales charged to Accounts, and Account fraud and credit losses during such period), as well as evaluating the performance of each credit based promotion during such period.

1.3           Amendment to Section 3.6.  Section 3.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

        3.6    Interest Rate Adjustor.  (a)  Without limiting Bank's right to adjust the Program Fee Percentages as set forth in Section 3.5, Bank may adjust the Program Fee Percentage quarterly for each credit-based promotion then offered to Cardholders by Bank based on movements in the twelve Month LIBOR as set forth below in this Section

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

3.6.  Following the Ninth Amendment Effective Date, adjustments to the Program Fee Percentages set forth on Schedule 3.5 based on movements in the Twelve Month LIBOR shall be calculated and implemented as follows:  (x) any prior adjustment to such Program Fee Percentages pursuant to this Section 3.6 shall be eliminated, and (y) with respect to each such Program Fee Percentage, Bank shall adjust (either up or down) such Program Fee Percentage by:

(i)           in the case of a Program Fee Percentage applicable to a “with pay” credit based promotion of less than twelve (12) months in duration, [***] for every 0.25% (25 basis points) movement in the Twelve Month LIBOR above or below the Base Twelve Month LIBOR, [***] in such credit based promotion;

(ii)           in the case of a Program Fee Percentage applicable to a “with pay” credit based promotion of twelve (12) months or more in duration, [***] for every 0.25% (25 basis points) movement in the Twelve Month LIBOR above or below the Base Twelve Month LIBOR, [***] in such credit based promotion;

(iii)           in the case of a Program Fee Percentage applicable to an “equal pay” credit based promotion of less than thirty-six (36) months in duration, [***] for every 0.25% (25 basis points) movement in the Twelve Month LIBOR above or below the Base Twelve Month LIBOR, [***] in such credit-based promotion

(iv)           in the case of a Program Fee Percentage applicable to an “equal pay” credit based promotion of thirty-six (36) months or more in duration, [***] for every 0.25% (25 basis points) movement in the Twelve Month LIBOR above or below the Base Twelve Month LIBOR, [***] in such credit-based promotion

(v)           in the case of a Program Fee Percentage applicable to a “fixed pay” credit based promotion, [***] for every 0.25% (25 basis points) movement in the Twelve Month LIBOR above or below the Base Twelve Month LIBOR, [***] in such credit-based promotion

For purposes of effecting the above calculation, Bank shall establish the Twelve Month LIBOR for a given calendar quarter as of the last business day of the calendar quarter immediately preceding such given calendar quarter and shall apply any revised Program Fee Percentages resulting from such calculation as of the first day of the second month in such given calendar quarter (and such revised Program Fee Percentage shall apply for the succeeding period of approximately 90 days until again adjusted in accordance with this Section 3.6).  If the cost of funds adjustment calculation set forth in this Section 3.6 results in a Program Fee Percentage that is less than zero, such Program Fee Percentage shall, irrespective of such calculation, be deemed to equal zero and Bank shall have no obligation to rebate any amounts to Retailer in connection with the applicable credit-based promotion related to such Program Fee Percentage.  For the avoidance of doubt, (i) the adjustment (either up or down) to any Program Fee Percentage pursuant to this Section will be in addition to any other prior adjustments (either up or down) made to any

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Program Fee Percentage pursuant to any provision of Section 3.5, and (ii) no adjustment pursuant to this Section shall eliminate any prior adjustments (either up or down) made to any Program Fee Percentage pursuant to any provision of Section 3.5.

Each adjustment to the Program Fee Percentages pursuant to this Section 3.6 shall be applied prospectively only.  For clarification purposes only, examples of the foregoing calculations are set forth on the attached Schedule 3.6.

1.4           Amendment to Section 4.3.  Section 4.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

4.3           Volume Rebate.   Provided that no event has occurred which would allow Bank to terminate this Agreement under Section 9.2, Bank shall pay to Retailer a “Volume Rebate” within sixty (60) days after the end of each calendar year during the Term, beginning with the January 1, 2011 through December 31, 2011 calendar year, as follows:  (i) if Net Program Sales during such calendar year increase by at least [***] but less than [***] from the greater of (a) Net Program Sales for the calendar year immediately preceding such calendar year and (b) [***], Bank shall pay Retailer an amount equal to the Net Program Sales for such calendar year multiplied by [***]; (ii) if Net Program Sales during such calendar year increase by at least [***] but less than [***] from the greater of (a) Net Program Sales for the calendar year immediately preceding such calendar year and (b) [***], Bank shall pay Retailer an amount equal to the Net Program Sales for such calendar year multiplied by [***]; and (iii) if Net Program Sales during such calendar year increase by [***] or more from the greater of (a) Net Program Sales for the calendar year immediately preceding such calendar year and (b) [***], Bank shall pay Retailer an amount equal to the Net Program Sales for such calendar year multiplied by [***].  For the avoidance of doubt, Bank shall have no obligation to pay Retailer the Volume Rebate for any calendar year where the Net Program Sales during such calendar year increased by less than [***].

1.5           Amendment to Section 6.4.  The last sentence in Section 6.4 of the Agreement is hereby deleted in its entirety and replaced with the following

         Bank will consult with Retailer regarding any changes to the credit criteria used for the Program which, in Bank’s reasonable opinion, could reasonably be expected to have a material adverse affect on the Program and will notify Retailer in writing prior to the implementation of any such change.

1.6           Amendment to Section 9.1.  Section 9.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

9.1           Program Term.  This Agreement shall continue until February 15, 2016 and shall automatically renew for additional two (2) year terms (each such period, a “Term”), unless either party shall give written notice to the other party at least twelve

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

(12) months prior to the end of the scheduled expiration of such Term of its intention to terminate the Program.

1.7           Amendment to Section 9.2(m).  Section 9.2(m) of the Agreement is hereby deleted in its entirety and replaced with the following:

(m)           (i) Retailer shall have the right to terminate the Agreement as set forth below if, pursuant to Section 3.5(b), Bank elects to increase the Program Fee Percentages set forth on Schedule 3.5 (in each case “New Pricing”); provided, that Retailer may not elect to terminate this Agreement under this Section 9.2(m) unless the New Pricing would, assuming implementation of such New Pricing on the date such New Pricing is proposed (even if Bank’s notice of New Pricing indicates a later effective date), result in Increased Net Cost of Sales of [***], which calculation shall exclude [***] contemplated in Section 3.6 (by way of example, if Retailer’s Net Cost of Sales was [***] and the New Pricing would result in Net Cost of Sales of [***], then the [***] Net Cost of Sales threshold would be exceeded).  If the Increased Net Cost of Sales threshold has been exceeded, Retailer may only terminate this Agreement under this Section 9.2(m) after it has completed the “Competitive Pricing Procedures”.

(ii) For purposes of this Section 9.2(m), “Competitive Pricing Procedures” means the procedures set forth in clauses (ii)-(iv) of Section 9.2(m), which shall be implemented if (1) the Increased Net Cost of Sales exceeds the threshold amount set forth in Section 9.2(m)(i) above or the Aggregate Increased Net Cost of Sales exceeds the threshold amount set forth in Section 9.2(m)(vi) below, and (2) Retailer asserts that such New Pricing is materially non-competitive.  In such case, Retailer will have sixty (60) days from the date of Bank’s notice to Retailer setting forth the proposed New Pricing to obtain a bona fide written proposal from an issuer of private label credit programs (“Competing Offer”) and to submit such Competing Offer to Bank.  If Retailer fails to submit a Competing Offer within such period, then Retailer’s option to terminate this Agreement as a result of such New Pricing will expire.

(iii) If Retailer presents Bank with a Competing Offer within such period and within thirty (30) days thereafter Bank provides Retailer a proposal (a “Bank Proposal”) with terms and conditions that are more favorable than such Competing Offer in an economic sense, taking into account all of the proposed terms of the Competing Offer relevant to the terms of the Bank Proposal and the Program (provided that if any Competing Offer is presented to Bank during the fourth calendar year after the Ninth Amendment Effective Date, the terms and conditions of any Bank Proposal will only be deemed to be more favorable than the Competing Offer if the Cost of Funds Differential (as defined in Appendix A) is at least [***] and no other cost or fee is imposed pursuant to the Bank Proposal and no other material term in this Agreement is changed), then such Bank Proposal will be implemented upon Retailer’s agreement that such Bank Proposal is more favorable.

(iv) If Retailer presents Bank with a Competing Offer within such period and Bank does not present Retailer with a Bank Proposal that is more favorable than such Competing Offer pursuant to Section 9.2(m)(iii) above, then over the sixty (60) day period following Bank’s receipt of the Competing Offer (the “Negotiation Period”), Retailer and Bank

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

will use commercially reasonable efforts to endeavor to negotiate mutually agreeable New Pricing.  If Retailer and Bank are unable to agree on New Pricing by the end of the Negotiation Period, [***].

(v) In each case, regardless of whether Retailer terminates this Agreement, any New Pricing shall become effective immediately upon the effective date designated in Bank’s notice thereof to Retailer (provided that any New Pricing shall be designated to be effective no sooner than 45 days after the date that Bank’s notice is given, and for the avoidance of doubt, such notice requirement shall not apply to adjustments made pursuant to Section 3.6) and shall thereafter remain effective until subsequently revised in accordance with this Agreement (including Section 3.5(b) and Section 9.2(m)), the Final Liquidation Date or the date when Bank and Retailer agree on other pricing.

(vi) In addition, if New Pricing would result in Aggregate Increased Net Cost of Sales of [***] during the period starting with the Ninth Amendment Effective Date and ending February 15, 2016, which calculation shall exclude any cost of funds adjustments contemplated in Section 3.6, Retailer may also terminate the Agreement under this Section 9.2(m) after it has completed the Competitive Pricing Procedures.

1.8           Amendment to Section 9.2(n).   The reference to “ninety (90) days” in clause (ii) of Section 9.2(n) of the Agreement is hereby deleted in its entirety and replaced with the following:

“forty-five (45) days”

1.9           New Definitions.  The following definitions are hereby added to Appendix A to the Agreement:

“Aggregate Increased Net Cost of Sales” means, as of any date on which the Bank proposes New Pricing, the amount (expressed as a percentage) by which the Net Cost of Sales for Retailer for the twelve (12) month period immediately following the Ninth Amendment Effective Date (if Bank’s proposed New Pricing had been effectuated at the beginning of such twelve (12) month period) would have exceeded Retailer’s actual Net Cost of Sales during such twelve (12) month period.

“Base Twelve Month LIBOR” means 1.00%.

“Bank Offer Net Cost of Sales” means, as of any date, the percentage cost to Retailer of financed sales on all Common Promotions assuming implementation of the pricing set forth in the Bank Proposal for such Common Promotions, expressed in basis points, represented by the quotient, the numerator of which is aggregate fees that would have been paid by Retailer net of any amounts paid to Retailer by Bank, including any rebates or credits earned under the Program such as the Volume Rebate pro-rated as to the Common Promotions, during the twelve (12) month period immediately preceding such date if the pricing set forth in the Bank Proposal for the Common Promotions had been implemented at the beginning of such twelve

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

(12) month period and the denominator of which is Net Program Sales attributable to the Common Promotions for such period.

“Common Promotions” means all credit based promotions available under the Program the functional equivalents of which are also proposed in a Competing Offer.  For example, a 48 Month With Payment No Interest credit based promotion would be deemed a Common Promotion if a 48 Month With Payment No Interest credit based promotion was available under the Program and also under the Competing Offer.  However, a 48 Month With Payment No Interest credit based promotion would not be deemed a Common Promotion if it were only available under the Competing Offer and not the Program.

“Competing Offer Net Cost of Sales” means, as of any date, the percentage cost to Retailer of financed sales on all Common Promotions assuming implementation of the pricing set forth in the Competing Offer for such Common Promotions, expressed in basis points, represented by the quotient, the numerator of which is aggregate fees that would have been paid by Retailer net of any amounts that would have been paid to Retailer by the offeror of the Competing Offer in connection with such Competing Offer, including any rebates or credits which would have been earned by Retailer under the Competing Offer pro-rated as to the Common Promotions, during the twelve (12) month period immediately preceding such date if the pricing set forth in the Competing Offer for the Common Promotions had been implemented at the beginning of such twelve (12) month period and the denominator of which is Net Program Sales attributable to the Common Promotions for such period.

“Cost of Funds Differential” means, as of any date, the amount (expressed as a percentage) by which the Competing Offer Net Cost of Sales exceeds or is below the Bank Offer Net Cost of Sales.

 “Ninth Amendment Effective Date” means June 29, 2011.

1.10          Deleted Definitions.  The following definitions in Appendix A to the Agreement are hereby deleted in their entirety:

                  “Base LIBOR Rate” shall mean, for any credit-based promotion, the Three Month LIBOR or Twelve Month LIBOR, as applicable, in effect at the time of the last adjustment to a Retailer Promotion Fee Percentage. The Base LIBOR Rate as of January 1, 2009 shall be 1.43% for the Three Month LIBOR and 2.00% for the Twelve Month LIBOR.

  “LIBOR Rate” shall mean, as applicable, the Three Month LIBOR or the Twelve Month LIBOR.

  “LIBOR Rater Trigger Movement” shall mean, as of the end of any calendar quarter, after taking into account all movements in the LIBOR Rate, an increase or decrease in the LIBOR Rate, relative to the Base LIBOR Rate, equal to at least 25 basis points (0.25%).

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

         “Third Amendment Effective Date” means January 1, 2009, the effective date of the Third Amendment to Amended and Restated Private Label Consumer Revolving Credit Card Program Agreement by and between Bank and Retailer.

  “Three Month LIBOR” means, for any date, the three (3) month “London Interbank Offered Rate” (LIBOR) as published in The Wall Street Journal in its “Money Rates” section (or if The Wall Street Journal shall cease to be published or to publish such rates, in such other publication as Bank may, from time to time, specify) on such date, or if The Wall Street Journal is not published on such date, on the last day before such date on which The Wall Street Journal is published whether or not such rate is actually ever charged or paid by any entity.

1.11           Amendment to Schedule 3.5.   Schedule 3.5 to the Agreement is hereby deleted in its entirety and replaced the revised Schedule 3.5 attached to this Amendment.

1.12           New Schedule 3.6.  The new Schedule 3.6 attached to this Amendment is hereby added to the Agreement immediately following Schedule 3.5

1.13           Amendment to Schedule 6.7.  Schedule 6.7 to the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 6.7 attached to this Amendment.

II.           GENERAL

2.1           Authority for Amendment.  The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailer and Bank and upon execution by all parties will constitute a legal, binding obligation thereof.

2.2           Effect of Amendment.  Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect.  The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.

2.3           Binding Effect; Severability.  Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure.  In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.4           Further Assurances.  The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

2.5           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Utah.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

2.6           Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

SELECT COMFORT CORPORATION By: /s/ Mark A. Kimball Its: SVP and General Counsel
SELECT COMFORT RETAIL CORPORATION By: /s/ Mark A. Kimball Its: SVP and General Counsel
GE MONEY BANK By: /s/ Glenn Marino Its: Executive Vice President

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

SCHEDULE 3.5
To
Credit Card Program Agreement

Program Fee Percentages

RETAIL
Promo Plan	Program Fee Percentage
6 WPDI	[***]
12 WPDI	[***]
18 WPDI	[***]
24 WPDI	[***]
24 EPNI	[***]
36 EPNI	[***]

DIRECT; ECOM
Promo Plan	Program Fee Percentage
6 WPDI	[***]
12 WPDI	[***]
18 WPDI	[***]
24 WPDI	[***]
24 EPNI	[***]
36 EPNI	[***]

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

SCHEDULE 3.6
To
Credit Card Program Agreement

Interest Rate Adjustor Calculations
Discount Rate Adjustments based on changes in 12 Month Libor (Current Active Promo offers)

BASE LIBOR: 1.00%
Promo Type	Adjustor	Adjustor per 25 bps (1 click)	LIBOR RATE RANGES - Cost of Funds Pricing Schedule
With Pay/Deferred Interest	Formula	change in Base Libor	0.26% thru .50%	.51% thru .75%	.76% thru 1.24%	1.25% thru 1.49%	1.5% thru 1.74%	1.75% thru 1.99%	2.00% thru 2.24%
RETAIL 6 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DIRECT/ECOM 6 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RETAIL 12 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DIRECT/ECOM 12 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RETAIL 18 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DIRECT/ECOM 18 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RETAIL 24 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DIRECT/ECOM 24 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Equal Payments/ No Interest
RETAIL 24 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DIRECT/ECOM 24 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RETAIL 36 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DIRECT/ECOM 36 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

For purposes of clarification only, the following is an example of how the interest rate adjustor will be calculated:

1.  As of the Ninth Amendment Effective Date, the Program Fee Percentages shall be as set forth on Schedule 3.5 and such Program Fee Percentages were established based on the Base Twelve Month LIBOR of 1.00%.

2. If at the end of the calendar quarter ending on June 30, 2011 the Twelve Month LIBOR is 0.74% (a movement of 26 bps from the Base Twelve Month LIBOR Rate), then the Program Fee Percentages will be adjusted in accordance with Section 3.6 of this Agreement to the rates set forth above in this Schedule 3.6 under the >.51% and ≤0.75% LIBOR increment.  Such adjusted Program Fee Percentages will be effective as of the first day of the second month of the calendar quarter beginning on July 1, 2011 (i.e., such rates will be implemented on August 1, 2011) and will remain in effect until the Program Fee Percentages for the next quarterly adjustment become effective (as described below).

3.  At the end of the calendar quarter ending on September 30, 2011, adjustments to the then current Program Fee Percentages will made as follows:  (1) the adjustments made to the Program Fee Percentages described in Item 2 above will be eliminated, (2) the Program Fee Percentages will revert to those set forth above in this Schedule 3.6 under the >.76% and <1.25 LIBOR increment, (3) any adjustments to the Program Fee Percentages for the calendar quarter beginning on October 1, 2011 will be determined in accordance with Section 3.6 of the Agreement based on the movement of the Twelve Month LIBOR as compared to the Base Twelve Month LIBOR of 1.00%, (4) any adjusted Program Fee Percentages will become effective as of the first day of the second month of the calendar quarter beginning on October 1, 2011 (i.e. such rates will be implemented on November 1, 2011), and (5) the Program Fee Percentages in effect prior to the foregoing adjustment will remain in effect until the first day of the second month of the  calendar quarter that begins on October 1, 2011 (i.e. such rates will remain in effect until November 1, 2011).

4.  If at the end of the calendar quarter ending on September 30, 2011, the Twelve Month LIBOR is 0.99% (a movement of 1 bp from the Base Twelve Month LIBOR Rate of 1.00%), then (1) effective as of November 1, 2011, the Program Fee Percentages for the calendar quarter

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

beginning on October 1, 2011 will be those set forth above in this Schedule 3.6 under the >.76% and <1.25 LIBOR increment because the movement of 1 bp does not exceed the 25 bps movement necessary for an additional adjustment, and (2) the Program Fee Percentages in effect pursuant to Item 2 above will remain in effect until November 1, 2011.

5.  For the avoidance of doubt the foregoing example does not account for any pricing adjustments (other than for cost of funds) that may be made pursuant to the Agreement.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

SCHEDULE 6.7
To
Credit Card Program Agreement

Financial Covenants

I.  Financial Covenants

Minimum Tangible Net Worth.  Retailer shall, at all times, maintain a Tangible Net Worth equal to or greater than Thirty Million Dollars ($30,000,000).

Minimum Cash.  Retailer shall, as of the end of each fiscal quarter of Retailer, maintain Cash equal to or greater than Fifty Million Dollars ($50,000,000).

II. Definitions

As used in this Schedule 6.7, the following terms have the following meanings:

“GAAP” means generally accepted accounting principles applicable in the United States, consistently applied; provided that, if any change to GAAP after the date hereof shall materially affect computations determining compliance with the financial ratios and covenants set forth herein or otherwise in the Agreement, if either Bank or Retailer shall so request, the Bank and Retailer shall negotiate in good faith to amend such ratios or covenants to preserve the original intent thereof in light of such change in GAAP; provided further that, until so amended, (a) such ratio or restriction shall continue to be computed in accordance with GAAP prior to such change therein and (b) Retailer shall provide to the Bank financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratios or restrictions made before and after giving effect to such change.

“Intangible Assets” means, with respect to any entity and as of any date of determination, the sum of (i) all of such entity’s assets which should be classified as intangible assets (such as goodwill, patents, trademarks, copyrights, franchises, and deferred charges including unamortized debt discount and research and development costs) in accordance with GAAP, (ii) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock, and (iii) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and other reserves or appropriations of retained earnings which have been or should be established in connection with business operation.

“Cash” means any US Treasury instrument or investment grade securities (to include either investment grade corporate or government debt) which are highly liquid and have maturity of less than 36 months, currency on hand, demand deposits and cash equivalent instruments in investment accounts that are not legally restricted as to usage or withdrawal.

“Net Worth” means, with respect to any entity and as of any date of determination, all items which should be included as assets of such entity, less all items which should be included as liabilities of such entity, in each case, determined in accordance with GAAP.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED BY SELECT COMFORT CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION (the “COMMISSION”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

“Tangible Net Worth” means, with respect to any entity and as of any date of determination, the Net Worth of such entity, less the amount of such entity’s Intangible Assets.